EXHIBIT 25.2
               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have issued our report dated March 30, 2000 accompanying the financial statements of Arete Industries, Inc. which appears in the annual report on Form 10-KSB for year ended December 31, 1999. We consent to the incorporation by reference in this Registration Statement on Form S-8 of the aforementioned report.

Date: June 8, 2000



                                            /s/ Causey Demgen & Moore, Inc.
                                            -------------------------------
                                                1801 California Street
                                                Denver, Colorado 80222